UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2011

TITAN IRON ORE CORP
(Exact name of registrant as specified in its charter)

Nevada	000-52917	98-0546715
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3040 North Campbell Ave. #110, Tucson, Arizona 85719
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (520) 898-0020

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant;

(a)           Resignation of Independent Accountant.

On August 8, 2011, the Board of Directors of our company dismissed by mutual agreement, Silberstein Ungar, PLLC, as our principal independent accountant.  On August 8, 2011, we engaged Manning Elliott LLP Chartered Accountants as our principal independent accountant.

Silberstein’s report on our company’s financial statements for each of the two fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on our company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our fiscal years ended December 31, 2010 and 2009 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with Silberstein on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of Silberstein, would have caused Silberstein to make reference to the subject matter of the disagreement(s) in connection with its report.

During our fiscal years ended December 31, 2010 and 2009 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Silberstein with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that he furnish us with a letter addressed to the Securities and Exchange Commission stating whether he agrees with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which he does not agree. A copy of the letter provided from Silberstein is filed as an exhibit to this Current Report on Form 8-K.

(b)           Engagement of Independent Accountant.

During the Company’s fiscal years ended December 31, 2010 and 2009 and in the subsequent interim period through the date of appointment of Manning Elliott on August 8, 2011, the Company has not consulted with Manning Elliott regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Manning Elliott provided to us a written report or oral advice that Manning Elliott concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, we have not consulted with Manning Elliott regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from Silberstein Ungar, PLLC dated August 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN IRON ORE CORP

Date: August 16, 2011	By:	/s/ Andrew Brodkey
Andrew Brodkey
President, CEO and Director